UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Current Report Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 5, 2005

AmericasBank Corp.

(Exact Name of Registrant as Specified in its Charter)

Maryland	333-111918; 333-110947	52-2090433
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 York Road Towson, Maryland	21204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 410-823-0500

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 SFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4 (c))

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On April 5, 2005, AmericasBank Corp. received notice that one of its Directors, J. Clarence Jameson, III, has asked not to be re-nominated for another three year term when his current term expires at the 2005 annual meeting of stockholders. Mr. Jameson will continue to serve a director of AmericasBank Corp. and AmericasBank until the 2005 annual meeting of stockholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICASBANK CORP.

April 7, 2005	By:	/s/ Mark H. Anders
Mark H. Anders, President

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